QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.                                JANUARY 30, 1997

DEAR SHAREHOLDER:

We are pleased to report on recent events of the Quest for   Quest for Value
Value Dual Purpose Fund. Following ten years of superior     Dual Purpose
investment performance, the Fund will convert to an          Fund, Inc.
open-end fund (mutual fund) after the close of business on
February 28, 1997. Conversion was overwhelmingly approved    One World Financial
in a recent vote of the Capital Shares.                      Center
On becoming open-ended, the Fund will be renamed the         New York, NY 10281
Oppenheimer Quest Capital Value Fund, Inc. It will have an   1-800-600-5487
investment objective, capital appreciation, similar to the objective of the Capital Shares of the Dual Purpose Fund.
If you own Capital Shares, you will automatically become a Class A shareholder of the open-end fund.

If you own Income Shares of the Dual Purpose Fund, you are entitled to the cash redemption price of $11.60 per share plus $.0813 per share of accrued but previously unpaid dividends, for a total of $11.6813 per Income Share. We have written to you previously about the ability to invest the redemption proceeds from your Income Shares in any of the more than 50 Oppenheimer mutual funds without a sales charge for a limited period of time. This provides a convenient method to reinvest in a fund without a sales charge, depending on your particular investment objectives and needs.

Whether you own Capital Shares or Income Shares, if you have any questions or need further information, please call us at our toll-free number, 1-800-600-5487. We are here to help you.

SUPERIOR PERFORMANCE RECORD

It was a decade ago, on February 13, 1987, that the Fund began operation with an equal number of Capital Shares
(receiving all the capital appreciation and absorbing any losses from the Fund's entire portfolio) and Income Shares
(receiving all the net income on the portfolio).

The Capital Shares were intended for investors seeking capital appreciation and preservation of capital, while the Income Shares were targeted to investors seeking high current income and long-term growth of income.

Over the decade, the Fund has been extremely successful in delivering favorable returns to both classes of shareholders:


----------------------------------------------------------

          Compound Average Annual Pretax Return
           Dual Purpose Fund Versus Benchmarks
          February 13, 1987 to December 31, 1996

Capital Shares                                                        18.5%
Standard & Poor's 500 Stock Index                                     13.7%
Income Shares                                                         10.3%
10-Year Treasury Bond Issued in February 1987                          7.7%

----------------------------------------------------------

Returns for the Capital Shares are based on net asset value, after adjustment for short-term capital gains distributions and for federal taxes paid on net realized long-term capital gains retained by the Fund. Returns for the Income Shares assume reinvestment of dividends and are based on the $12.50 per share initial offering price.
Based on their $11.60 per share liquidation value, the Income Shares provided an even higher compound annual total return of 11.9%.

We are very proud of this performance, which has been achieved by adhering to a disciplined style of value investing.

WHAT HAPPENS NEXT

Conversion to an open-end fund is a natural progression in the life of the Dual Purpose Fund. The Fund's Articles of Incorporation provide that the Fund will redeem all Income Shares on January 31, 1997, and that the Fund, consisting thereafter of the assets of the Capital Shares, will either liquidate or convert to an open-end fund.

In December 1996, holders of the Capital Shares approved conversion of the Fund to an open-end fund. In comparison to the Dual Purpose Fund's closed-end structure of a fixed number of shares, as an open-end investment company the Fund will continuously offer its shares to investors at the public offering price and will redeem shares at their net asset value (NAV). Shareholders will be able to reinvest all dividends and distributions at the NAV.

Capital Shareholders also approved the appointment of OppenheimerFunds, Inc.
(OFI), a leading mutual fund organization, as the open-end fund's adviser and OppenheimerFunds Distributor, Inc., a subsidiary of OFI, as its distributor. We at OpCap Advisors will continue to provide portfolio management services to the Fund as subadviser, employing the same investment philosophy and methodology we have used in the past. More information about the Fund, including investment policies and strategies, investment risks, expenses, and purchase, redemption and exchange procedures, will be set forth in a prospectus to be sent to shareholders of the Fund after it becomes open-ended.

1996 INVESTMENT RESULTS

We spent much of the fourth quarter adjusting the portfolio, including raising cash, to prepare for the redemption of the Income Shares. As of December 31, 1996, assets were allocated 70% to common stocks, 4% to securities convertible into common stocks, 1% to corporate notes, and 25% to cash, cash equivalents and U.S. Treasuries.

Because of the Fund's above-average holdings of bonds, notes and cash in a rising stock market, investment results were dampened somewhat in the 1996 fourth quarter. The total return on the Fund's portfolio was 6.4% in the quarter and 18.5% for the year, compared with 8.3% and 23.0%, respectively, for the S&P
500. We believe these returns were satisfactory given the necessity for the Fund's conservative investment posture.

The Fund continues to have an excellent long-term performance record. From inception on February 13, 1987, through December 31, 1996, the compound average annual total return on the Fund's portfolio was 16.0%, outpacing the 13.7% compound average annual total return of the S&P 500.

INVESTMENT PHILOSOPHY AND PORTFOLIO ACTIVITY

Following redemption of the Income Shares, the Fund will primarily own common stocks. Convertible securities and bonds will be owned, if at all, only for their appreciation potential, not for income.

In selecting securities for the Fund, we will continue to do what we do best, which is to invest in superior, undervalued businesses for the long-term. We stick with quality companies until their value is reflected in the stock price, or until we find companies that offer even better value.

In the 1996 fourth quarter, we established a new position in the common stock of Chesapeake Energy Corp. and added to the Fund's investment in Trump Hotels and Casino Resorts and, through the conversion of the Fund's Crusader Ltd. convertible notes, added to its position in Triton Energy Ltd. (Class A). We sold a number of equity positions, including AMR Corp. and Freeport McMoRan Copper & Gold (Class A and B), and reduced several others.

The Fund's five largest equity holdings at year end were Mid Ocean Ltd., a Bermuda-based provider of excess property and casualty insurance; ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance; Canadian Pacific, Ltd., a Canadian transportation and natural resources company; Lucas Varity PLC, a highly profitable manufacturer of automotive components and other products; and WorldCom, Inc., the nation's fourth largest long-distance telecommunications company. Each of these quality businesses has a strong competitive position and excellent earnings prospects. Moreover, we believe each is undervalued in the market, offering significant potential for price appreciation.

CAPITAL SHARES

The NAV of the Capital Shares increased 7.5% in the fourth quarter and 20.5% for the year after adjustment for federal taxes of $3.2848 per Capital Share accrued at year end on net realized long-term capital gains retained by the Fund. Owners of Capital Shares are entitled to a credit on their federal income tax returns for the tax paid by the Fund on their shares. Tax-exempt shareholders, such as qualified pension plans and 401(k) plans, are entitled to a refund from the Internal Revenue Service for the tax paid on their shares.

The market price of the Capital Shares on the New York Stock Exchange advanced 23.6% in 1996, including an 11.4% increase in the fourth quarter. The market price at year end was $36.125 per share, or 3% below the NAV of $37.25 per share. This discount will automatically disappear when the Fund converts to an open-end fund.

INCOME SHARES

The Fund continued to pay regular monthly dividends of $.10 per Income Share in 1996. A year-end extra dividend of $0.185 per share raised total dividends for the year to $1.385 per Income Share.

The Income Shares had a total return (dividends paid and change in market price assuming the reinvestment of dividends) of 7.8% in 1996, including a 2.0% total return in the fourth quarter. This exceeded the total return of 5.4% and 1.3%, respectively, on the 10-year Treasury security maturing in February 1997.

The market price of the Income Shares was $11.50 each at December 31, 1996, compared with the redemption price of $11.60 per share plus accrued but unpaid dividends.

LOOKING AHEAD

The Dual Purpose Fund as we know it is about to come to an end. But this need not be farewell. If you own Capital Shares, you will automatically become a Class A shareholder of the Oppenheimer Quest Capital Value Fund. The name will be different, but the investment approach and portfolio manager will be the same. In its open-end status, the Fund will continue to seek capital appreciation through the disciplined OpCap Advisors value philosophy. This philosophy is aimed at generating superior returns with below-average risk.

If you own Income Shares, as mentioned previously you have the option of reinvesting your redemption proceeds without an initial sales charge in any of the Oppenheimer funds. If your Income Shares are held in a brokerage account, please call your broker and explain that you want to take advantage of this opportunity. Your broker should be able to make all the necessary arrangements for this reinvestment. If your shares are registered in your name or your broker is unable to make the necessary arrangements, here is how to take advantage of this offer:

o Call OppenheimerFunds at 1-800-525-7048 and indicate that you are or were a Quest for Value Dual Purpose Fund Income Shareholder.

o Request a prospectus for the Oppenheimer fund or funds of your choice and a new account application. Please read the prospectus, which includes information on investment policies and fund charges and expenses, carefully before you send money or invest. You may also wish to speak to your financial adviser to help you make the appropriate investment choice.

o If you decide to invest in an Oppenheimer fund, complete the new account application, sign the acknowledgment letter which was included in the redemption material which was previously mailed to you and return them with a check payable to the fund's distributor, OppenheimerFunds Distributor, Inc., in an amount not exceeding your Income Share redemption proceeds to:

    OppenheimerFunds Services
    P.O. Box 5270
    Denver, CO 80217

THANK YOU FOR INVESTING WITH US

It has been a wonderful privilege to serve your investment needs. We have sought to do so at all times with intelligence, prudence and enthusiasm. We appreciate the trust you have placed in us and hope to have the opportunity to continue to serve your needs in the future.

                                         Sincerely,

                                         /s/ Joseph M. La Motta
                                         Joseph M. La Motta
                                         President

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

  PRINCIPAL
   AMOUNT                                                 VALUE
-------------                                          ------------
              REPURCHASE AGREEMENT--1.5%
$  13,185,000 Lehman Brothers, 6.85%, 1/2/97, (dated
                12/31/96, proceeds at maturity:
                $13,190,018, collateralized by
                $13,000,000 par, $13,448,909 value,
                U.S. Treasury Notes, 6.50%, 8/31/01)
                (cost--$13,185,000)................... $ 13,185,000
                                                       ------------
              SHORT-TERM CORPORATE NOTES--13.6%
              Automotive--2.3%
$  20,000,000 Ford Credit Europe Plc.
                5.40%, 1/8/97......................... $ 19,979,000
                                                       ------------
              Computers--3.9%
   35,000,000 IBM Credit Corp.
                5.33%, 1/29/97........................   34,854,905
                                                       ------------
              Miscellaneous Financial
                Services--7.4%
   30,000,000 Household Finance Corp.
                5.35%, 1/21/97........................   29,910,833
   15,000,000 Merrill Lynch & Co., Inc.
                5.70%, 1/6/97.........................   14,988,125
   20,000,000 Morgan Stanley Group, Inc.
                5.43%, 1/15/97........................   19,957,767
                                                       ------------
                                                         64,856,725
                                                       ------------
              Total Short-Term Corporate
                Notes (cost--$119,690,630)............ $119,690,630
                                                       ------------
              U.S. TREASURY
              BOND--11.5%
$ 100,000,000 6.75%, 8/15/26
                (cost--$102,355,632).................. $100,750,000
                                                       ------------
              CORPORATE NOTE--0.6%
              Casinos/Gaming
$   5,000,000 Trump Holdings & Funding
                Sr. Sub. Notes
                15.50%, 6/15/05
                (cost--$5,090,359).................... $  5,700,000
                                                       ------------
              CONVERTIBLE CORPORATE BOND--2.5%
              Real Estate
$  18,442,152 Security Capital Group, Inc.

                Conv. Sub. Deb.
                12.00%, 6/30/14 (A)
                (cost--$17,383,098)................... $ 22,310,258
                                                       ------------

   SHARES                                                 VALUE
-------------                                          ------------

              CONVERTIBLE PREFERRED STOCKS--2.3%
              Media/Broadcasting--1.0%
      200,000 American Radio Systems Corp.
                $3.50 Conv. Exch. Pfd................. $  9,300,000
                                                       ------------
              Miscellaneous Financial
                Services--1.3%
      500,000 Merrill Lynch & Co., Inc.
                Cox--STRYPES**
                $1.37 Conv. Exch. Pfd.................   11,125,000
                                                       ------------
              Total Convertible Preferred Stocks
                (cost--$21,599,768)................... $ 20,425,000
                                                       ------------

              COMMON STOCKS--74.5%
              Automotive--6.0%
    1,380,000 LucasVarity Plc.*....................... $ 52,440,000
                                                       ------------
              Casinos/Gaming--1.6%
    1,200,000 Trump Hotels & Casino
                Resorts, Inc.*........................   14,400,000
                                                       ------------
              Conglomerates--6.6%
    2,200,000 Canadian Pacific, Ltd...................   58,300,000
                                                       ------------
              Electronics--4.6%
    1,080,100 UCAR International, Inc.*...............   40,638,762
                                                       ------------
              Insurance--27.2%
    1,000,000 ACE, Ltd................................   60,125,000
    1,327,000 EXEL Ltd................................   50,260,125
    1,150,000 Mid Ocean Ltd...........................   60,375,000
    1,035,000 PartnerRe Ltd...........................   35,190,000
      500,000 Progressive Corp., Ohio.................   33,687,500
                                                       ------------
                                                        239,637,625
                                                       ------------
              Miscellaneous Financial
              Services--4.4%
    1,346,900 Countrywide Credit
                Industries, Inc.......................   38,555,013
                                                       ------------

              Oil/Gas--7.8%
      466,600 Chesapeake Energy Corp..................   25,954,625
      875,040 Triton Energy Ltd. (Class A)*...........   42,439,440
                                                       ------------
                                                         68,394,065
                                                       ------------
              Real Estate--3.5%
       24,346 Security Capital Group, Inc. (A)........   30,305,502
                                                       ------------
              Telecommunications--5.9%
    2,000,000 WorldCom, Inc.*.........................   52,126,000
                                                       ------------

   SHARES                                                 VALUE
-------------                                          ------------
COMMON STOCKS (cont'd)

              Tobacco/Beverages/Food Products--6.9%
      250,000 Philip Morris Companies, Inc............ $ 28,156,250
    1,000,000 UST, Inc................................   32,375,000
                                                       ------------
                                                         60,531,250
                                                       ------------
              Total Common Stocks
                (cost--$513,198,649).................. $655,328,217
                                                       ------------

                                                          VALUE
                                                       ------------

 TOTAL INVESTMENTS
   (cost--$792,503,136).................. 106.5%   $937,389,105

 Other Liabilities in Excess of
   Other Assets.......................... (6.5)     (57,454,954)
                                          -----    ------------

 TOTAL NET ASSETS........................ 100.0%   $879,934,151
                                          -----    ------------
                                          -----    ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
 * Non-income producing security.
** Structured yield product exchangeable for common stock.

NOTES TO SCHEDULE OF INVESTMENTS:

(A) Restricted Securities (The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.):

                                                                                                  FAIR VALUE

                                        DATE OF          PAR                        AVERAGE          AS OF
            DESCRIPTION               ACQUISITION      AMOUNT          SHARES        COST      DECEMBER 31, 1996
-----------------------------------   -----------    -----------    ------------    -------    -----------------
Security Capital Group, Inc.(1)
  12.00%, 6/30/14..................     6/16/94      $18,442,153         --          $  94          $   121
Security Capital Group, Inc.
  Common Stock.....................     8/02/93          --            24,346          699            1,245

------------------
   (1) At December 31, 1996, this security had $1,059,480 worth of deferred interest accrued which is included as part of dividends and interest receivable on the Statement of Assets and Liabilities.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                       ASSETS
Investments, at value (cost--$792,503,136)........................................     $937,389,105
Cash..............................................................................              910
Dividends and interest receivable.................................................        6,588,500
Income tax receivable.............................................................          377,087
Prepaid expenses and other assets.................................................           15,938
                                                                                       ------------
  Total assets....................................................................                       $944,371,540
                                                     LIABILITIES
Long-term capital gains tax payable...............................................       59,139,583
Dividends payable to Income Shareholders..........................................        5,131,226
Other payables and accrued expenses...............................................          166,580
                                                                                       ------------
  Total liabilities...............................................................                         64,437,389
                                                                                                         ------------
                                                     NET ASSETS
                                               (Shareholders' Equity)
Net assets applicable to 18,004,302 Income Shares outstanding of
   $.01 par value.................................................................     $209,327,886
Net assets applicable to 18,004,302 Capital Shares outstanding of
   $.01 par value.................................................................      670,606,265
                                                                                       ------------
  Total Net Assets................................................................                       $879,934,151
                                                                                                         ------------
                                                                                                         ------------

                                                                                          INCOME           CAPITAL
                                                                                          SHARES            SHARES
                                                                                       ------------      ------------
Net asset value per share.........................................................     $      11.63      $      37.25
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Interest.........................................................................     $16,424,805
  Dividends........................................................................      14,786,008
                                                                                        -----------
     Total investment income.......................................................                      $ 31,210,813

OPERATING EXPENSES:
  Investment advisory fees (note 2a)...............................................     $ 4,916,973
  Administration fees (note 2b)....................................................         883,395
  Reports and notices to shareholders..............................................         184,107
  Custodian fees...................................................................          84,899
  Auditing, consulting and tax return preparation fees.............................          62,400
  Transfer and dividend disbursing agent fees......................................          52,832
  Directors' fees and expenses.....................................................          42,500
  Exchange fees....................................................................          40,844
  Legal fees.......................................................................          17,000
  Miscellaneous....................................................................          50,941
                                                                                        -----------
     Total operating expenses......................................................       6,335,891
     Less: Expense offset arrangement (note 2d)....................................         (13,092)
                                                                                        -----------
       Net operating expenses......................................................                         6,322,799
                                                                                                         ------------
       Net investment income.......................................................                        24,888,014
                                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS--NET:
  Net realized gain on investments.................................................                      $173,198,410
  Net change in unrealized appreciation (depreciation) on investments..............                       (48,825,541)
                                                                                                         ------------
     Net realized gain and change in unrealized appreciation (depreciation) on investments before provision for corporate income taxes on net long-term
      capital gains retained.......................................................                       124,372,869
     Provision for corporate income taxes (including $429,916 for state and local
      taxes) on net long-term capital gains retained (note 1b).....................                       (59,569,499)
                                                                                                         ------------
     Net realized gain and change in unrealized appreciation (depreciation) on investments after provision for corporate income taxes on net long-term
      capital gains retained.......................................................                        64,803,370
                                                                                                         ------------
Net increase in net assets resulting from operations...............................                      $ 89,691,384
                                                                                                         ------------
                                                                                                         ------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                       ------------------------------
                                                                                           1996              1995
                                                                                       ------------      ------------

Net investment income.............................................................     $ 24,888,014      $ 25,044,472
Net realized gain on investments, options and futures transactions................      173,198,410        75,958,250
Net change in unrealized appreciation (depreciation) on investments, options and
   futures transactions...........................................................      (48,825,541)       94,400,856
Provision for income taxes on capital gains retained (note 1b)....................      (59,569,499)      (28,346,378)
                                                                                       ------------      ------------
  Net increase in net assets resulting from operations............................       89,691,384       167,057,200
Dividends to Income Shareholders
   ($1.385 and $1.39 per share, respectively).....................................      (24,935,959)      (25,025,980)
Distributions to Capital Shareholders
   ($0 and $.033 per share, respectively).........................................               --          (594,142)
                                                                                       ------------      ------------
  Total increase in net assets....................................................       64,755,425       141,437,078
Net Assets:
  Beginning of year...............................................................      815,178,726       673,741,648
                                                                                       ------------      ------------
  End of year (including undistributed net investment income
     of $469,962 and $517,907, respectively)......................................     $879,934,151      $815,178,726
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
          STATEMENT OF CHANGES IN UNDISTRIBUTED NET INVESTMENT INCOME,
                     REALIZED AND UNREALIZED GAINS (LOSSES)

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                       ------------------------------
                                                                                           1996              1995
                                                                                       ------------      ------------
Net investment income available for distribution:
  Balance, beginning of year.......................................................    $    517,907      $    499,415
  Net investment income............................................................      24,888,014        25,044,472
  Dividends to Income Shareholders
     ($1.385 and $1.39 per share, respectively)....................................     (24,935,959)      (25,025,980)
                                                                                       ------------      ------------
     Balance, end of year..........................................................    $    469,962      $    517,907
                                                                                       ------------      ------------
                                                                                       ------------      ------------

Accumulated net realized gains:
  Balance, beginning of year.......................................................    $203,233,461      $156,215,731
  Net realized gain on investments, options and futures transactions...............     173,198,410        75,958,250
  Provision for income taxes on net long-term capital gains retained (note 1b).....     (59,569,499)      (28,346,378)
  Distributions to Capital Shareholders
     ($0 and $.033 per share, respectively)........................................              --          (594,142)
                                                                                       ------------      ------------
     Balance, end of year..........................................................    $316,862,372      $203,233,461
                                                                                       ------------      ------------
                                                                                       ------------      ------------

Net unrealized appreciation (depreciation) on investments:
  Balance, beginning of year.......................................................    $193,711,510      $ 99,310,654
  Net change in unrealized appreciation (depreciation) on investments,
     options and futures transactions..............................................     (48,825,541)       94,400,856
                                                                                       ------------      ------------
     Balance, end of year..........................................................    $144,885,969      $193,711,510
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

    (1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Dual Purpose Fund, Inc. (the 'Fund') is a diversified, closed-end, 'dual-purpose' investment company. The Fund commenced investment operations on February 13, 1987. OpCap Advisors (the 'Adviser'), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Fund's investment adviser. Oppenheimer Capital (the 'Administrator') serves as the Fund's administrator. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. At December 31, 1996, securities with an aggregate value of $52,615,760 (6.0% of net assets) were valued in such manner. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

    (B) FEDERAL INCOME TAXES

    It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable ordinary income to its shareholders; accordingly, no Federal income tax provision is required. Net realized long-term capital gains, if any, on investment transactions are retained and applicable taxes thereon were accrued at the end of the Fund's fiscal year.

    (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

    Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities.

    (D) REPURCHASE AGREEMENTS

    The Fund enters into repurchase agreements as part of its investment program. The Fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The Fund distributes its net investment income to holders of the Income Shares at a fixed monthly rate (currently $.10 a share) with any excess net investment income generally declared by year end. Income Shares are entitled to cumulative dividends in an amount equivalent to net investment income with a minimum annual rate of $.875 per share.

    To the extent that any such minimum cumulative dividend cannot be satisfied from net investment income, it will be paid from any tax basis net realized short-term or long-term capital gains. Capital Shares will not be entitled to receive dividends from net investment income as long as Income Shares are outstanding.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996

    The Fund declared dividends of $1.385 per Income Share during the year ended December 31, 1996. To the extent not needed to pay the Income Shares' minimum cumulative dividends, distributions from tax basis net realized short-term capital gains, if any, may be paid to holders of the Capital Shares. The Fund will not distribute tax basis net realized long-term capital gains except to the limited extent described previously. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    On January 31, 1997 Income Shares will be redeemed at $11.60 per share, plus accumulated and unpaid dividends amounting to $.0813 per share.

    (2) INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (a) The investment advisory fee is payable monthly to the Adviser and is computed on the average weekly net assets of the Fund as of the close of business each week at the following annual rates: .75% on the first $200 million; and .50% on net assets in excess of $200 million.

    (b) The administration fee is payable monthly to the Administrator and is computed on the average weekly net assets of the Fund as of the close of business each week at the annual rate of .10%.

    (c) Total brokerage commissions paid by the Fund during the year ended December 31, 1996 amounted to $1,040,957 of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $319,406.

    (d) The Fund benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

    (3) PURCHASES AND SALES OF SECURITIES

    During the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, aggregated $634,222,148 and $787,797,418, respectively.

    (4) FEDERAL INCOME TAXES

    (A) COST OF INVESTMENTS

    At December 31, 1996, the cost of investments for Federal income tax purposes was $792,698,292. Aggregate gross unrealized appreciation (all securities in which there is an excess of value over tax cost) amounted to $161,949,524 and aggregate gross unrealized depreciation (all securities in which there is an excess of tax cost over value) amounted to $17,258,711, resulting in net unrealized appreciation of $144,690,813.

    (B) LONG-TERM CAPITAL GAINS

    For the year ended December 31, 1996, the Fund retained net tax basis realized long-term capital gains of $168,970,238 and accrued Federal income taxes of $59,139,583.

    (5) CAPITAL STOCK

    The Fund is authorized to issue 20 million Capital Shares and 20 million Income Shares at $.01 par value, respectively. Each class of shares has 18,004,302 issued and outstanding, representing $180,043 at par and $208,677,881 paid-in-excess of par.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996

    (6) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                    REALIZED AND UNREALIZED
                                                                                   NET                   GAIN (LOSS) ON
                                                        INVESTMENT              INVESTMENT                INVESTMENTS,
                                                          INCOME                  INCOME            OPTIONS AND FUTURES--NET

                                                   --------------------    --------------------    --------------------------
                                                                   PER                     PER                        PER
                 QUARTER ENDED                        TOTAL       SHARE       TOTAL       SHARE       TOTAL          SHARE
------------------------------------------------   -----------    -----    -----------    -----    ------------    ----------
March 31, 1996..................................   $ 7,608,934    $0.42    $ 6,096,637    $0.34    $ 58,115,335      $ 3.23
June 30, 1996...................................     8,261,241     0.46      6,684,414     0.37      35,666,898        1.98
September 30, 1996..............................     7,554,467     0.42      5,973,296     0.33     (20,628,310)      (1.15)
December 31, 1996...............................     7,786,171     0.43      6,133,667     0.34      (8,350,553)*     (0.46)
                                                   -----------    -----    -----------    -----    ------------    ----------
                                                   $31,210,813    $1.73    $24,888,014    $1.38    $ 64,803,370*     $ 3.60
                                                   -----------    -----    -----------    -----    ------------    ----------
                                                   -----------    -----    -----------    -----    ------------    ----------
March 31, 1995..................................   $ 7,638,860    $0.43    $ 6,365,976    $0.35    $ 57,584,502      $ 3.20
June 30, 1995...................................     7,777,455     0.43      6,387,012     0.36      60,006,065        3.33
September 30, 1995..............................     6,404,802     0.35      4,899,611     0.27      60,450,460        3.36
December 31, 1995...............................     8,932,620     0.50      7,391,873     0.41     (36,028,299)*     (2.00)
                                                   -----------    -----    -----------    -----    ------------    ----------
                                                   $30,753,737    $1.71    $25,044,472    $1.39    $142,012,728*     $ 7.89
                                                   -----------    -----    -----------    -----    ------------    ----------
                                                   -----------    -----    -----------    -----    ------------    ----------

------------------
* After provision for income taxes accrued on net realized long-term capital gains.

    (7) SPECIAL MEETING OF THE CAPITAL SHAREHOLDERS

    On December 20, 1996, Capital Shareholders approved a change in the Fund's subclassification under the Investment Company Act of 1940 from a closed-end management investment company to an open-end management investment company. The Fund also approved a new Investment Advisory Agreement with OppenheimerFunds, Inc. ('OFI'), a new Subadvisory Agreement between OFI and OpCap Advisors, a new Distribution and Service Plan and Agreement with OFI in respect to Class A shares, approved the Fund's Articles of Amendment and Restatement, a change in the Fund's fundamental investment objective to capital appreciation, changes to certain of the Fund's fundamental investment restrictions and the election of Directors. The Fund will pay OFI under the new Investment Advisory Agreement a fee at the rate of 1.00% of the first $400 million of net assets, .90% of the next $400 million of net assets and .85% of net assets over $800 million. For a two year period after the effective date of the new Investment Advisory Agreement, OFI will waive the following portion of the advisory fee--.15% of the first $200 million of net assets; .40% of the next $200 million of net assets;
 .30% of the next $400 million of net assets and .25% of net assets over $800 million. The fee under the new Distribution and Service Plan and Agreement with respect to Class A shares will consist of a service fee of .25% of net assets and a distribution fee of .25% of net assets. For the first two years after the effective date of the Class A Plan, the new Distributor has agreed to waive .15% of the distribution fee payable under the Class A Plan. OFI will pay OpCap Advisors' fee under the new Subadvisory Agreement. The approved changes become effective at the close of business February 28, 1997.

    (8) SUBSEQUENT EVENTS


    Trading on the NYSE and all transfer books will permanently cease after the close of business on January 24, 1997 for the Income Shares and February 28, 1997 for the Capital Shares.
    Once the Income Shares are redeemed on January 31, 1997, the Capital Shares will bear all Fund operating expenses. Additionally, Capital Shares will bear a portion of the expenses associated with their conversion to an open-end fund and are estimated to be $102,000.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                          1996               1995           1994           1993           1992
                                                      ------------       ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Income Shares:
  Net Asset Value, Beginning of Year................  $      11.63       $      11.63   $      11.61   $      11.61   $      11.60
  Net investment income.............................          1.38               1.39           1.36           1.30           1.35
  Dividends from net investment income..............         (1.38)             (1.39)         (1.34)         (1.30)         (1.34)
                                                      ------------       ------------   ------------   ------------   ------------
  Net Asset Value, End of Year......................  $      11.63       $      11.63   $      11.63   $      11.61   $      11.61
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------
  Market Value, End of Year.........................  $     11.500       $     12.000   $     12.125   $      13.25   $      13.00
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------
  Total Investment Return (1).......................          7.8%              10.9%           1.8%          12.3%           7.4%
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------

Capital Shares:
  Net Asset Value, Beginning of Year................  $      33.65       $      25.79   $      27.09   $      26.29   $      22.59
  Net realized and unrealized gain (loss) on
    investments, options and futures transactions...          6.91               9.46          (0.38)          2.45           6.09
  Provision for corporate income taxes on net
    realized long-term capital gains................         (3.31)             (1.57)         (0.53)         (1.43)         (1.10)
  Distributions from net realized short-term
    capital gains...................................            --              (0.03)         (0.39)         (0.22)         (1.29)
                                                      ------------       ------------   ------------   ------------   ------------
  Net Asset Value, End of Year......................  $      37.25       $      33.65   $      25.79   $      27.09   $      26.29
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------
  Market Value, End of Year.........................  $     36.125       $     31.875   $      23.00   $      23.75   $      23.00
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------
  Total Investment Return (2).......................         23.6%              45.6%           0.9%          10.5%          44.6%
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year...........................  $879,934,151       $815,178,726   $673,741,648   $696,802,938   $682,373,943
                                                      ------------       ------------   ------------   ------------   ------------
  Ratio of Operating Expenses to Average Net
    Assets..........................................         0.72%(3,4)         0.73%          0.74%          0.74%          0.74%
                                                      ------------       ------------   ------------   ------------   ------------
  Ratio of Net Investment Income to Average Net

    Assets..........................................         2.82%(3)           3.20%          3.47%          3.29%          3.61%
                                                      ------------       ------------   ------------   ------------   ------------
  Portfolio Turnover Rate...........................           74%                72%            45%            51%            45%
                                                      ------------       ------------   ------------   ------------   ------------
  Average Commission Rate...........................  $       0.05                 --             --             --             --
                                                      ------------       ------------   ------------   ------------   ------------
  Number of each class of Income and Capital Shares
    outstanding at the end of year..................    18,004,302         18,004,302     18,004,302     18,004,302     18,004,302
                                                      ------------       ------------   ------------   ------------   ------------
                                                      ------------       ------------   ------------   ------------   ------------

------------------
(1) Change in market price assuming reinvestment of dividends on payable date (at market).
(2) Change in market price assuming reinvestment of short-term capital gains distributions, if any, on payable date and federal taxes paid on long-term capital gains on year end (both at market).
(3) Average net assets for the year ended December 31, 1996 were $883,394,597.
(4) Gross of expense offsets (see note 2d in Notes to Financial Statements).

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Quest for Value Dual Purpose Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of changes in undistributed net investment income, realized and unrealized gains (losses) and the financial highlights present fairly, in all material respects, the financial position of Quest for Value Dual Purpose Fund, Inc. (the 'Fund') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the changes in its undistributed net investment income, realized and unrealized gains (losses) for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Notes 7 and 8, the Income Shares of the Fund will be redeemed on January 31, 1997 at $11.60 per share, plus accumulated and unpaid dividends and on February 28, 1997 the Capital Shares will be converted into Class A shares of an open-end management investment company.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 22, 1997

                              IMPORTANT TAX NOTES
                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

INCOME SHAREHOLDERS

    In early 1997, shareholders will receive information regarding all dividends declared by the Fund during the calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service. For corporate shareholders only, the amount of dividends paid by the Fund during the calendar year ended December 31, 1996 should be multiplied by 37.6% to arrive at the net amount which is eligible for the dividends received deduction.

CAPITAL SHAREHOLDERS

    Quest for Value Dual Purpose Fund Capital Shares generally receive all net capital gains which are realized from the sale of portfolio securities. The net realized long-term capital gains are retained in the value of the Capital Shares rather than being distributed to shareholders. According to provisions of the Internal Revenue Code, the Fund pays Federal income tax on these net realized long-term capital gains at the corporate capital gains tax rate. The amount of this tax (plus state and local taxes) was deducted from the net asset value of the Capital Shares at the Fund's year end on December 31, 1996.

    As a result of the above actions taken by the Fund, there are three important tax steps which you, as a Capital Shareholder, should take:

(1) You should report on your 1996 income tax return the net long-term capital gains realized by the Fund during the year, as indicated on Form 2439. (line
    1)

(2) You should take credit for the Federal taxes paid by the Fund on these realized gains, as indicated on Form 2439. (line 2)

(3) You should increase the tax cost basis of your Capital Shares by the amount of the after-tax gains. This is the difference between the amount of net capital gains realized and the tax paid on these gains by the Fund (see the table below).

    Federal tax Form 2439, being mailed to you in mid February by the transfer agent, or by March 31, 1997 if your shares are held by a nominee (broker or bank), provides for your account the specific amounts of realized capital gains and corresponding taxes paid as discussed in (1) and (2) above. The form details specific instructions on how to record this information for tax purposes. If your shares are held for you in a nominee registration, and you do not receive tax Form 2439, you should contact your bank or broker to obtain the form. A copy must be filed with your Federal income tax return.

    Tax-exempt shareholders must file Form 990T to receive a refund for the Federal tax paid by the Fund to the Internal Revenue Service (line 2 of Form
2439). Most banks and brokerage firms file for refunds on behalf of certain tax-exempt clients holding Capital Shares. If this is the case, a Form 2439 will not be mailed to you. We recommend you check with your bank or brokerage firm to see what their policy is regarding your tax-exempt account.

    The table below shows: the amount of net realized capital gains per Capital Share; the Federal taxes paid on your behalf; the Fund's capital gains tax rate; and the amount by which your cost per share should be increased each year since the Fund's inception:

                                   1987     1988    1989      1990      1991      1992      1993      1994      1995      1996
Realized long-term capital gains
  retained per share............  $0.4382    --    $0.8956   $1.4547   $1.7367   $3.1298   $3.9578   $1.6045   $4.4569   $9.3850
Federal capital gains taxes paid
  by the Fund per share.........  $0.1490    --    $0.3045   $0.4946   $0.5905   $1.0641   $1.3852   $0.5616   $1.5599   $3.2848
Fund's federal tax rate.........      34%    --        34%       34%       34%       34%       35%       35%       35%       35%
Net amount by which your cost
  should be increased per
  share.........................  $0.2892    --    $0.5911   $0.9601   $1.1462   $2.0657   $2.5726   $1.0429   $2.8970   $6.1002

SPECIAL MEETING
--------------------------------------------------------------------------------
     The Fund held a special meeting of the Capital Shareholders on December 20, 1996. At this meeting, Capital Shareholders voted on the change in the Fund's classification under the Investment Company Act of 1940 from a closed-end management investment company to an open-end management investment company. The Capital Shareholders approved a new Investment Advisory Agreement with OppenheimerFunds, Inc., a new Subadvisory Agreement with OppenheimerFunds, Inc. and OpCap Advisors and a new Distribution and Service Plan and Agreement with OppenheimerFunds Distributor, Inc. with respect to Class A shares. Also, the Capital Shareholders approved the Fund's Articles of Amendment and Restatement, a change in the Fund's fundamental investment objective, the change to certain of the Fund's fundamental investment restrictions and the election of Directors. The following table provides information concerning the matters voted on at this meeting.

1. THE CHANGE IN THE FUND'S CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940

VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,749,135        658,802         142,824           43,325

2. NEW INVESTMENT ADVISORY AGREEMENT WITH OPPENHEIMERFUNDS, INC.

VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,609,610        753,047         188,104           43,325

3. NEW SUBADVISORY AGREEMENT WITH OPPENHEIMERFUNDS, INC. AND OPCAP ADVISORS

VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,582,194        757,421         211,146           43,325

4. NEW DISTRIBUTION AND SERVICE PLAN AND AGREEMENT WITH OPPENHEIMERFUNDS DISTRIBUTOR, INC. WITH RESPECT TO CLASS A SHARES


VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,605,319        714,144         231,298           43,325

5. APPROVAL OF ARTICLES OF AMENDMENT AND RESTATEMENT

VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,651,219        664,173         235,368           43,325

6. THE CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE

VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,588,499        713,660         248,602           43,325

7. THE CHANGE TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

VOTES FOR      VOTES AGAINST     ABSTAINED     BROKER NON-VOTES
----------     -------------     ---------     ----------------
12,500,699        779,507         270,555           43,325

     In addition, the election of the following new Directors:

                                   DIRECTOR                                      VOTES FOR     VOTES AGAINST    ABSTAINED
------------------------------------------------------------------------------   ----------    -------------    ---------
Paul Y. Clinton...............................................................   13,229,525          0           364,561
Thomas W. Courtney............................................................   13,232,211          0           361,875
Lacy B. Herrmann..............................................................   13,230,205          0           363,881
George Loft...................................................................   13,229,011          0           365,075
Bridget Macaskill.............................................................   13,230,225          0           363,861

QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.

DIRECTORS AND OFFICERS

Joseph M. La Motta         Director, President (1)
Eugene D. Brody            Director (2)
George D. Langdon, Jr.     Director (1)
George Loft                Director (2)
Pamela W. McCann           Director (3)
Dr. Thomas W. Murnane      Director (3)
Lawrence Sherman           Director (1)
Jeffrey C. Whittington     Vice President
Bernard H. Garil           Vice President
Sheldon Siegel             Treasurer
Thomas E. Duggan           Secretary
Richard L. Peteka          Assistant Treasurer
Deborah Kaback             Assistant Secretary

INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
P.O. Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of Americas
New York, NY 10036

KEY:

(1) Director for both Capital and Income Shares
(2) Director for Capital Shares
(3) Director for Income Shares

This report, including the financial information herein, is transmitted to the shareholders of Quest for Value Dual
Purpose Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Report

DECEMBER 31, 1996




MANAGED BY
OpCap  ADVISORS